UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-07702

 Value Line Asset Allocation Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/11 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management	A N N U A L R E P O R T
	220 East 42nd Street, 6th Floor	M a r c h 3 1 , 2 0 1 1
New York, NY 10017-5891
DISTRIBUTOR	EULAV Securities LLC
220 East 42nd Street, 6th Floor
New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue	Value Line Asset Allocation Fund, Inc.
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00080239

Value Line Asset Allocation Fund, Inc.

To Our Value Line Asset

To Our Shareholders (unaudited):

Enclosed is your annual report for the fiscal year ended March 31, 2011. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Asset Allocation Fund, Inc. (the “Fund”) earned a total return of 19.65% for the 12-month period. That outpaced both the 15.65% total return of the Standard & Poor’s 500 Index(1) and the 5.26% total return of the Barclays Capital U.S. Government/Credit Bond Index(2) in the same period. Your Fund benefited from its positioning in the technology services sector, holding computer software stocks such as Salesforce.com while avoiding Microsoft. Also a plus was the Fund’s continued underweighting in the financial services sector, avoiding bank stocks such as Bank of America and Wells Fargo.

Since the Fund’s inception over 17 years ago, it has achieved an average total return of nearly 10% a year through March 31, 2011. It’s noteworthy that this has been accomplished even while holding a significant portion of assets in bonds and cash, thus limiting the risk exposure of our shareholders. Morningstar, the mutual fund advisory service, gives the Fund an overall rank of four stars as of March 31, 2011 and assigns a Risk rating of Low compared to category peers. Stephen Grant has been lead manager of the Fund since inception.

Key to the Fund’s long-term success is our disciplined investment strategy. We invest only in stocks showing strong earnings momentum and stock price momentum, relative to other stocks. When that momentum lags, we are quick to sell, replacing the issue with one showing superior momentum. This is truly a portfolio of growth stocks, representing companies that have demonstrated an ability to increase their earnings and stock price steadily over time. The resulting high quality of the portfolio’s holdings is one more way that we limit the risk exposure of our shareholders.

Yet another way we reduce risk is through wide diversification in the stock portion of the portfolio. The Fund currently holds about 150 stocks across many different industries. We typically invest about 1/4 of 1% of assets in any new holding. A wide variety of company sizes is represented in the portfolio, too. Large-capitalization stocks make up about 40% of the stock investments; mid-cap, 50%; and small-cap, 10%. As for bondholdings, the Fund’s mandate is to invest only in higher-quality issues. The portfolio currently holds a variety of Treasury, agency and corporate bonds, primarily of short to intermediate maturities.

As of the fiscal year end, the Fund’s allocation was about 70% in stocks and 30% in bonds. During the 12-month period we took advantage of the occasional pullbacks in stock prices to put more cash to work in stocks. Asset allocation of the Fund is primarily determined by Value Line’s proprietary stock market and bond market models, which monitor a variety of economic and financial variables.

Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

(1)
The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

(2)
The Barclays Capital U.S. Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

Value Line Asset Allocation Fund, Inc.

Allocation Fund Shareholders

Economic Highlights (unaudited)

After a strong rebound in economic growth in the final quarter of 2009, expectations in 2010 for a robust recovery were tempered by the persistence of several economic constraints. Heavy household debt, weak housing prices, and strained state and local budgets all contributed to a disappointing economic performance, and by the 3rd quarter of 2010, GDP growth had slowed to 2.60%.

Part of what had changed was a growing belief that, unlike in previous recoveries, the economy was not about to ignite. After a more “normal” recession, once the recovery starts the economy is back to where it started in about six months. Generally, an accommodative Federal Reserve policy like the one that has been in place for several years would have had a far greater impact on economic growth than what has been seen in this cycle. This time, other factors have been contributing to a lackluster economy, including debt crises in several European countries, and the expiration of federal stimulus programs like the tax credit for first time home buyers. There have also been meaningful productivity gains among US workers, allowing the economy to grow without significant job creation. Still, while the stock market’s performance in 2010 slowed considerably from the previous year, investors were still rewarded with returns from the S&P 500 at 15.06%. Additionally, December housing numbers were a clear bright spot, with purchases of new homes in the U.S. surging 18% for the month, the biggest jump since 1992. This unexpected surge in housing at year-end did push the economy slightly higher in the final quarter of 2010.

The economic crosscurrents from 2010 have continued into the new year. The consumer is increasingly positive and investor sentiment is decidedly more upbeat. By the end of January 2011, the Dow Jones Industrial Average crossed 12,000 for the first time since June 2008. Rallies in equities, corporate debt and commodities in the first quarter illustrate how much the $12 trillion pumped into the financial system by governments and central banks is spurring economic growth. However, the Fed remains concerned with lackluster job creation and is likely to stay the course on quantitative easing by completing $600 billion of Treasury purchases through June of this year. The Fed also left its benchmark interest rate unchanged in a range of zero to 0.25%, where it’s been since December 2008. It is clear that the Fed is prepared to keep short rates low for an extended period of time in pursuit of meeting its twin mandates for full employment and stable prices.

On balance, we believe that economic trends generally are improving and should provide opportunities for solid returns this year in the capital markets.

Value Line Asset Allocation Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the Barclays Capital U.S. Government/Credit Bond Index and the S&P 500 Index (the “Indices”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line Asset Allocation Fund, Inc.,
Barclays Capital U.S. Government/Credit Bond Index and the S&P 500 Index*

Performance Data: **
	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 3/31/11	19.65%	$11,965
5 years ended 3/31/11	3.42%	$11,831
10 years ended 3/31/11	5.67%	$17,358

*	The S&P 500 Index is representative of the large capitalization stocks traded in the United States.

The Barclays Capital U.S. Government/Credit Bond Index represents the U.S. Bond Market, with issues having an average maturity of 7.7 years.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 through March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 10/1/10
	10/1/10	3/31/11	thru 3/31/11*
Actual	$1,000.00	$1,156.58	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.53

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Asset Allocation Fund, Inc.

Portfolio Highlights at March 31, 2011 (unaudited)

Ten Largest Holdings
	Shares/
	Principal		Percentage of
Issue	Amount	Value	Net Assets
Federal National Mortgage Association TBA, 4.50%, 4/15/41	$3,000,000	$3,052,968	4.8%
Federal Farm Credit Bank, 1.50%, 12/8/14	$2,000,000	$1,978,322	3.1%
Verizon Communications, Inc., 8.75%, 11/1/18	$1,000,000	$1,279,446	2.0%
Pfizer, Inc., 5.35%, 3/15/15	$1,000,000	$1,116,022	1.8%
BellSouth Corp., 5.20%, 9/15/14	$1,000,000	$1,093,374	1.7%
Federal National Mortgage Association, 4.50%, 10/25/39	$1,006,046	$1,061,589	1.7%
EI du Pont de Nemours & Co., 3.25%, 1/15/15	$1,000,000	$1,037,012	1.6%
U.S. Treasury Bonds, 4.50%, 5/15/38	$1,000,000	$1,002,969	1.6%
Federal Home Loan Bank, 1.38%, 5/16/11	$1,000,000	$1,001,593	1.6%
Federal Home Loan Bank, 1.25%, 6/16/14	$1,000,000	$986,832	1.6%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Asset Allocation Fund, Inc.

Schedule of Investments	March 31, 2011

Shares		Value
COMMON STOCKS (69.6%)

	CONSUMER DISCRETIONARY (10.8%)
2,200	AutoZone, Inc. *	$601,832
2,000	BJ’s Restaurants, Inc. *	78,660
3,600	BorgWarner, Inc. *	286,884
6,500	Buckle, Inc. (The)	262,600
1,000	Chipotle Mexican Grill, Inc. *	272,370
3,600	CTC Media, Inc.	84,852
3,600	Deckers Outdoor Corp. *	310,140
2,000	Fossil, Inc. *	187,300
3,000	Genuine Parts Co.	160,920
4,000	Gildan Activewear, Inc.	131,080
6,000	Johnson Controls, Inc.	249,420
14,000	LKQ Corp. *	337,400
5,400	Monro Muffler Brake, Inc.	178,092
4,000	O’Reilly Automotive, Inc. *	229,840
6,000	Phillips-Van Heusen Corp.	390,180
1,500	Priceline.com, Inc. *	759,660
3,200	Signet Jewelers Ltd. *	147,264
1,600	Strayer Education, Inc.	208,784
4,000	Tim Hortons, Inc.	181,240
9,000	TJX Companies, Inc. (The)	447,570
5,000	TRW Automotive Holdings Corp. *	275,400
5,000	Ulta Salon, Cosmetics & Fragrance, Inc. *	240,650
3,400	Warnaco Group, Inc. (The) *	194,446
1,000	Wynn Resorts Ltd.	127,250
9,400	Yum! Brands, Inc.	482,972
		6,826,806

	CONSUMER STAPLES (3.5%)
2,300	British American Tobacco PLC ADR	186,277
6,400	Church & Dwight Co., Inc.	507,776
3,400	Corn Products International, Inc.	176,188
10,300	Flowers Foods, Inc.	280,469
4,500	Green Mountain Coffee Roasters, Inc. *	290,745
14,400	Hormel Foods Corp.	400,896
3,000	TreeHouse Foods, Inc. *	170,610
3,300	Whole Foods Market, Inc.	217,470
		2,230,431

	ENERGY (1.2%)
3,000	Concho Resources, Inc. *	321,900
2,700	FMC Technologies, Inc. *	255,096

Shares		Value
5,000	World Fuel Services Corp.	$203,050
		780,046
	FINANCIALS (5.8%)
4,000	Affiliated Managers Group, Inc. *	437,480
6,300	AFLAC, Inc.	332,514
3,900	Arch Capital Group Ltd. *	386,841
5,500	Bank of Nova Scotia	337,645
3,300	BlackRock, Inc.	663,333
9,700	Eaton Vance Corp.	312,728
2,600	Franklin Resources, Inc.	325,208
1,800	Portfolio Recovery Associates, Inc. *	153,234
3,000	Saul Centers, Inc.	133,650
2,000	Stifel Financial Corp. *	143,580
6,800	T. Rowe Price Group, Inc.	451,656
		3,677,869
	HEALTH CARE (10.6%)
7,000	Alexion Pharmaceuticals, Inc. *	690,760
2,800	Allergan, Inc.	198,856
6,200	Bio-Reference Laboratories, Inc. *	139,128
1,400	C.R. Bard, Inc.	139,034
3,000	Cerner Corp. *	333,600
6,000	Edwards Lifesciences Corp. *	522,000
3,000	Emergency Medical Services Corp. Class A *	190,770
4,000	Endo Pharmaceuticals Holdings, Inc. *	152,640
12,800	Express Scripts, Inc. *	711,808
4,600	Fresenius Medical Care AG & Co. KGaA ADR	310,592
5,700	Henry Schein, Inc. *	399,969
7,000	IDEXX Laboratories, Inc. *	540,540
8,000	MAKO Surgical Corp. *	193,600
1,000	Mettler-Toledo International, Inc. *	172,000
2,800	MWI Veterinary Supply, Inc. *	225,904
6,750	Neogen Corp. *	279,315
2,000	Novo Nordisk A/S ADR	250,460
7,000	Owens & Minor, Inc.	227,360
3,200	Pharmasset, Inc. *	251,872
3,600	SXC Health Solutions Corp. *	197,280
6,000	Teva Pharmaceutical Industries Ltd. ADR	301,020
5,400	Volcano Corp. *	138,240
2,300	West Pharmaceutical Services, Inc.	102,971
		6,669,719

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2011

Shares		Value
	INDUSTRIALS (16.8%)
6,600	Acuity Brands, Inc.	$386,034
11,250	AMETEK, Inc.	493,537
7,000	Bucyrus International, Inc.	640,150
3,000	C.H. Robinson Worldwide, Inc.	222,390
6,400	Canadian National Railway Co.	481,728
3,300	CLARCOR, Inc.	148,269
5,400	Danaher Corp.	280,260
4,000	DigitalGlobe, Inc. *	112,120
3,000	Donaldson Co., Inc.	183,870
3,000	Eaton Corp.	166,320
5,000	EnerSys *	198,750
5,300	Esterline Technologies Corp. *	374,816
3,500	Flowserve Corp.	450,800
4,000	IDEX Corp.	174,600
3,000	IHS, Inc. Class A *	266,250
5,000	ITT Corp.	300,250
3,300	J.B. Hunt Transport Services, Inc.	149,886
11,400	Kansas City Southern *	620,730
4,400	Kirby Corp. *	252,076
3,500	L-3 Communications Holdings, Inc.	274,085
7,000	Lennox International, Inc.	368,060
6,200	Polypore International, Inc. *	356,996
15,000	Republic Services, Inc.	450,600
9,000	Rollins, Inc.	182,700
4,600	Roper Industries, Inc.	397,716
8,600	Stericycle, Inc. *	762,562
3,000	Toro Co. (The)	198,660
2,500	TransDigm Group, Inc. *	209,575
5,000	United Technologies Corp.	423,250
3,200	W.W. Grainger, Inc.	440,576
15,750	Waste Connections, Inc.	453,443
5,600	Woodward Inc.	193,536
		10,614,595
	INFORMATION TECHNOLOGY (12.5%)
3,000	Accenture PLC Class A	164,910
5,000	Acme Packet, Inc. *	354,800
10,000	Amphenol Corp. Class A	543,900
15,000	ANSYS, Inc. *	812,850
600	Apple, Inc. *	209,070
10,000	Aruba Networks, Inc. *	338,400
9,000	Atheros Communications, Inc. *	401,850

Shares		Value
5,400	Avago Technologies Ltd.	$167,940
4,700	Cavium Networks, Inc. *	211,171
4,000	Check Point Software Technologies Ltd. *	204,200
4,000	Cognizant Technology Solutions Corp. Class A *	325,600
3,000	Coherent, Inc. *	174,330
8,000	Concur Technologies, Inc. *	443,600
2,500	Equinix, Inc. *	227,750
1,400	FactSet Research Systems, Inc.	146,622
4,000	iGate Corp.	75,080
6,500	Informatica Corp. *	339,495
5,000	Oracle Corp.	166,850
3,000	Rovi Corp. *	160,950
4,500	Salesforce.com, Inc. *	601,110
4,000	Solera Holdings, Inc.	204,400
5,400	SuccessFactors, Inc. *	211,086
3,700	Synchronoss Technologies, Inc. *	128,575
5,000	Teradata Corp. *	253,500
9,000	TIBCO Software, Inc. *	245,250
6,000	VeriFone Systems, Inc. *	329,700
2,100	VMware, Inc. Class A *	171,234
2,600	WebMD Health Corp. *	138,892
3,000	Wright Express Corp. *	155,520
		7,908,635

	MATERIALS (6.4%)
4,000	Air Products & Chemicals, Inc.	360,720
7,000	AptarGroup, Inc.	350,910
5,200	Balchem Corp.	195,104
7,000	Celanese Corp. Series A	310,590
6,000	Crown Holdings, Inc. *	231,480
2,200	Hawkins, Inc.	90,376
3,400	Lubrizol Corp. (The)	455,464
2,000	NewMarket Corp.	316,440
5,400	Praxair, Inc.	548,640
6,000	Rockwood Holdings, Inc. *	295,320
3,100	Scotts Miracle-Gro Co. (The) Class A	179,335
8,400	Sigma-Aldrich Corp.	534,576
4,000	Valspar Corp. (The)	156,400
		4,025,355

	TELECOMMUNICATION SERVICES (0.8%)
12,000	SBA Communications Corp. Class A *	476,160

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Schedule of Investments

Shares		Value

	UTILITIES (1.2%)
3,000	ITC Holdings Corp.	$209,700
3,300	NSTAR	152,691
3,000	Questar Corp.	52,350
2,600	South Jersey Industries, Inc.	145,522
6,000	Wisconsin Energy Corp.	183,000
		743,263
	TOTAL COMMON STOCKS
	(Cost $25,675,155)
	(69.6%)	43,952,879

Principal
Amount
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.2%)

$2,000,000	Federal Farm Credit Bank,
	1.50%, 12/8/14	1,978,322
1,000,000	Federal Home Loan Bank,
	1.38%, 5/16/11	1,001,593
1,000,000	Federal Home Loan Bank,
	1.25%, 6/16/14	986,832
588,725	Federal Home Loan Mortgage
	Corp., 4.50%, 6/15/23	610,144
692,407	Federal Home Loan Mortgage
	Corp., 4.50%, 10/15/27	727,394
325,462	Federal Home Loan Mortgage
	Corp., Gold PC Pool# J03316,
	5.00%, 9/1/21	347,302
896,771	Federal National Mortgage
	Association, 5.00%,
	11/1/34	944,329
1,006,046	Federal National Mortgage
	Association,
	4.50%, 10/25/39	1,061,589
3,000,000	Federal National Mortgage
	Association TBA,
	4.50%, 4/15/41	3,052,968
708,203	Government National Mortgage
	Association,
	5.50%, 1/15/36	768,916

	TOTAL U.S. GOVERNMENT
	AGENCY
	OBLIGATIONS
	(Cost $11,320,298)
	(18.2%)	11,479,389

Principal
Amount		Value
CORPORATE BONDS & NOTES (11.7%)

	BASIC MATERIALS (3.1%)
$1,000,000	EI du Pont de Nemours & Co.,
	3.25%, 1/15/15	$1,037,012
1,000,000	PPG Industries, Inc.,
	1.90%, 1/15/16	947,471
		1,984,483

	COMMUNICATIONS (3.8%)
1,000,000	BellSouth Corp.,
	5.20%, 9/15/14	1,093,374
1,000,000	Verizon Communications,
	Inc., 8.75%, 11/1/18	1,279,446
		2,372,820
	CONSUMER, NON-CYCLICAL (1.8%)
1,000,000	Pfizer, Inc.,
	5.35%, 3/15/15	1,116,022

	DIVERSIFIED (3.0%)
1,000,000	General Electric Capital Corp.,
	0.51%, 5/11/16 (1)	956,892
1,000,000	Goldman Sachs Group,
	Inc. (The), 0.76%,
	3/22/16 (1)	964,150
		1,921,042
	TOTAL CORPORATE BONDS
	& NOTES
	(Cost $6,918,933)
	(11.7%)	7,394,367

U.S. TREASURY OBLIGATIONS (1.6%)

	U.S. TREASURY NOTES & BONDS (1.6%)
1,000,000	U.S. Treasury Bonds,
	4.50%, 5/15/38	1,002,969
	TOTAL U.S. TREASURY
	OBLIGATIONS
	(Cost $1,001,094)
	(1.6%)	1,002,969
	TOTAL INVESTMENT
	SECURITIES (101.1%)
	(Cost $44,915,480)	63,829,604

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

March 31, 2011

Principal
Amount	Value
SHORT-TERM INVESTMENTS (7.6%)

REPURCHASE AGREEMENTS (7.6%)
$4,800,000	With Morgan Stanley, 0.06%,
dated 03/31/11, due 04/01/11,
delivery value $4,800,008
(collateralized by $4,840,000
U.S. Treasury Notes 1.3750%
due 03/15/13, with a value of
$4,895,831)	$4,800,000

TOTAL SHORT-TERM
INVESTMENTS
(Cost $4,800,000)
(7.6%)	4,800,000

EXCESS OF LIABILITIES OVER CASH
AND OTHER ASSETS (-8.7%)	(5,476,949)

NET ASSETS (100%)	$63,152,655

NET ASSET VALUE OFFERING AND
REDEMPTION PRICE, PER
OUTSTANDING SHARE
($63,152,655 ÷ 2,953,991
shares outstanding)	$21.38

*           Non-income producing.
(1)        Floating rate note. The interest rate shown reflects the rate as of March 31, 2011.
ADR     American Depositary Receipt.
TBA      To Be Announced.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Assets and Liabilities
at March 31, 2011

Assets:
Investment securities, at value
(Cost - $44,915,480)	$63,829,604
Repurchase agreement
(Cost - $4,800,000)	4,800,000
Receivable for securities sold	349,819
Interest and dividends receivable	144,207
Prepaid expenses	14,413
Receivable for capital shares sold	1,737
Total Assets	69,139,780

Liabilities:
Payable for securities purchased	4,995,724
Due to custodian	826,870
Payable for capital shares redeemed	88,315
Accrued expenses:
Advisory fee	34,373
Service and distribution plan fees	7,987
Other	33,856
Total Liabilities	5,987,125
Net Assets	$63,152,655

Net assets consist of:
Capital stock, at $0.001 par value
(authorized 300,000,000, outstanding
2,953,991 shares)	$2,954
Additional paid-in capital	44,450,674
Undistributed net investment income	226,115
Accumulated net realized loss on
investments and foreign currency	(441,216)
Net unrealized appreciation of
investments and foreign currency
translations	18,914,128
Net Assets	$63,152,655

Net Asset Value, Offering and Redemption
Price per Outstanding Share
($63,152,655 ÷ 2,953,991 shares
outstanding)	$21.38

Statement of Operations
for the Year Ended March 31, 2011

Investment Income:
Interest	$475,860
Dividends (net of foreign withholding
tax of $7,886)	425,527
Total Income	901,387
Expenses:
Advisory fee	379,390
Service and distribution plan fees	145,919
Custodian fees	55,782
Transfer agent fees	35,942
Auditing and legal fees	32,384
Registration and filing fees	30,183
Printing and postage	27,221
Directors’ fees and expenses	10,057
Insurance	7,558
Other	10,588
Total Expenses Before Custody
Credits and Fees Waived	735,024
Less: Service and Distribution
Plan Fees Waived	(58,368)
Less: Custody Credits	(314)
Net Expenses	676,342
Net Investment Income	225,045

Net Realized and Unrealized
Gain/(Loss) on Investments and
Foreign Exchange Transactions:
Net Realized Gain	4,368,690

Change in Net Unrealized
Appreciation/(Depreciation)	6,071,286
Net Realized Gain and Change in Net
Unrealized Appreciation/(Depreciation)
on Investments and Foreign
Exchange Transactions	10,439,976
Net Increase in Net Assets from
Operations	$10,665,021

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Statement of Changes in Net Assets for the Years Ended March 31, 2011 and 2010

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Operations:
Net investment income	$225,045	$278,041
Net realized gain/(loss) on investments and foreign currency	4,368,690	(28,767)
Change in net unrealized appreciation/(depreciation)	6,071,286	17,658,751
Net increase in net assets from operations	10,665,021	17,908,025

Distributions to Shareholders:
Net investment income	(278,217)	(500,935)

Capital Share Transactions:
Proceeds from sale of shares	2,868,679	2,128,177
Proceeds from reinvestment of dividends to shareholders	265,879	479,768
Cost of shares redeemed	(9,321,763)	(25,004,785)

Net decrease in net assets from capital share transactions	(6,187,205)	(22,396,840)

Total Increase/(Decrease) in Net Assets	4,199,599	(4,989,750)

Net Assets:
Beginning of year	58,953,056	63,942,806
End of year	$63,152,655	$58,953,056
Undistributed net investment income, at end of year	$226,115	$278,187

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

1.	Significant Accounting Policies

Value Line Asset Allocation Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Value Line Asset Allocation Fund, Inc.

March 31, 2011

The following table summarizes the inputs used to value the Fund’s net assets as of March 31, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$43,952,879	$0	$0	$43,952,879
U.S. Government Agency Obligations	0	11,479,389	0	11,479,389
Corporate Bonds & Notes	0	7,394,367	0	7,394,367
U.S. Treasury Obligations	0	1,002,969	0	1,002,969
Short - Term Investments	0	4,800,000	0	4,800,000
Total Investments in Securities	$43,952,879	$24,676,725	$0	$68,629,604

The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended March 31, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended March 31, 2011, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“VLI”). As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.	Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended March 31, 2011	Year Ended March 31, 2010
Shares sold	147,837	131,162
Shares issued to shareholders in reinvestment of dividends and distributions	13,149	27,748
Shares redeemed	(491,844)	(1,517,828)
Net decrease	(330,858)	(1,358,918)
Dividends per share from net investment income	$0.0923	$0.1390

Value Line Asset Allocation Fund, Inc.

March 31, 2011

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Year Ended March 31, 2011
Purchases:
U.S. Government Agency Obligations	$11,025,077
Other Investment Securities	9,880,604
Total Purchases	$20,905,681
Sales:
U.S. Government Agency Obligations	$5,002,500
Other Investment Securities	13,045,542
Total Sales	$18,048,042

4.	Income Taxes

At March 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$49,715,521
Gross tax unrealized appreciation	19,133,117
Gross tax unrealized depreciation	(219,034)
Net tax unrealized appreciation on investments	$18,914,083
Undistributed ordinary income	$226,115
Capital loss carryforward, expires March 31, 2018	$(441,175)

During the year ended March 31, 2011, as permitted under federal income tax regulations, the Fund utilized $4,367,574 of capital loss carryforwards.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the capital losses before they expire.

Net unrealized gain (loss) differs for financial statement purposes primarily due to differing treatments of wash sales.

Permanent book-tax differences relating to the classification of income in the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $1,100, increased accumulated net realized loss on investments by $1,108 and increased additional paid-in-capital by $8. These reclassifications were primarily due to differing treatments of foreign currency gain/losses for tax purposes. Net assets were not affected by this reclassification.

The tax composition of dividends paid during the years ended March 31, 2011 and March 31, 2010 is as follows:

	March 31, 2011	March 31, 2010
Ordinary income	$278,217	$500,935

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $379,390 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended March 31, 2011. The fee was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

Value Line Asset Allocation Fund, Inc.

Notes to Financial Statements

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended March 31, 2011, fees amounting to $145,919 before fee waivers, were accrued under the Plan. Effective February 28, 2009, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for the period March 1, 2009 to July 31, 2010. Effective March 11, 2010, the Distributor contractually agreed to waive 0.10% of the Fund’s 12b-1 fee for the period March 1, 2010 to July 31, 2011. For the year ended March 31, 2011, the fees waived amounted to $58,368. The Distributor has no right to recoup prior waivers.

For the year ended March 31, 2011, the Fund’s expenses were reduced by $314 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund.

Officers and directors of the Fund as a group owned 515 shares, representing less than 1% of the outstanding shares.

Value Line Asset Allocation Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended March 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$17.95	$13.77		$20.31	$21.54	$22.11

Income from investment operations:
Net investment income	0.08	0.12		0.13	0.13	0.19
Net gains or (losses) on securities (both realized and unrealized)	3.44	4.20		(6.13)	0.45	0.77
Total from investment operations	3.52	4.32		(6.00)	0.58	0.96

Less distributions:
Dividends from net investment income	(0.09)	(0.14)		(0.07)	(0.17)	(0.16)
Distributions from net realized gains	—	—		(0.47)	(1.64)	(1.37)
Total distributions	(0.09)	(0.14)		(0.54)	(1.81)	(1.53)
Net asset value, end of year	$21.38	$17.95		$13.77	$20.31	$21.54

Total return	19.65%	31.40%		(29.62)%	2.18%	4.62%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$63,153	$58,953		$63,943	$135,906	$130,214
Ratio of expenses to average net assets(1)	1.26%	1.31	%(3)	1.19%	1.10%	1.11%
Ratio of expenses to average net assets(2)	1.16%	1.16	%(4)	1.17%	1.09%	1.11%
Ratio of net investment income to average net assets	0.39%	0.43%		0.49%	0.61%	0.82%
Portfolio turnover rate	34%	30%		20%	25%	37%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits but exclusive of the fee waivers, would have been 1.18% and 1.09% for the years ended March 31, 2009 and 2008, respectively, and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line of certain expenses incurred by the Fund.

(4)	Ratio reflects expenses net of the reimbursement by Value Line of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Asset Allocation Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Asset Allocation Fund, Inc. (the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 26, 2011

Value Line Asset Allocation Fund, Inc.

PROXY RESULTS
FOR VALUE LINE ASSET ALLOCATION FUND, INC.

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Directors of the Fund and to approve a new investment advisory agreement between the Fund and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Directors as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	2,210,985	126,077
Mr. Mitchell E. Appel	2,216,477	120,585
Daniel S. Vandivort	2,215,905	121,156

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Directors along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Director.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
1,399,054	61,484	62,513	113,301

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

Value Line Asset Allocation Fund, Inc.

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE ASSET ALLOCATION FUND, INC. (UNAUDITED)

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Asset Allocation Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to initially and annually thereafter consider the approval of an investment advisory agreement between the Fund and its investment adviser.

          The Fund’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).1 In its consideration of whether the new investment advisory agreement between the Fund and the Adviser (“Agreement”) was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Directors, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional mixed-asset target allocation growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

Value Line Asset Allocation Fund, Inc.

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 17 other retail front-end load and no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”),2 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line ranking systems information would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

2 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line Asset Allocation Fund, Inc.

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund performed below the Lipper Index and had approximately the same performance as the Performance Universe average for the five-year and ten-year periods ended December 31, 2009. The Board also noted that the Fund outperformed the Performance Universe average and had approximately the same performance as the Lipper Index for the three-year period ended December 31, 2009. Finally, the Board noted that the Fund’s performance for the one-year period ended December 31, 2009 was below that of both the Performance Universe average and the Lipper Index.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board took into account the fact that no change was expected in the Fund’s portfolio managers or other employees of the Adviser in connection with the restructuring. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the prior fiscal year, the Fund’s management fee rate was less than that of the Expense Group average and more than that of the Expense Universe average. The Board concluded that the Fund’s management fee was satisfactory for the purpose of approving the Agreement.

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets for the one year period ending July 31, 2010. After giving effect to this waiver, the Fund’s total expense ratio was less than that of the Expense Group average and more than that of the Expense Universe average. In connection with the restructuring, the Distributor and the Board have agreed to extend this contractual Rule 12b-1 fee waiver through July 31, 2011. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

          The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Fund would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

Value Line Asset Allocation Fund, Inc.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Fund’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Fund.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that it may manage non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Fund and its shareholders.

Value Line Asset Allocation Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 72.45% of the ordinary income distributions paid during the fiscal year ended March 31, 2011 qualify for the corporate dividends received deductions. During the fiscal year ended March 31, 2011, 100% of the ordinary income distributions are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Asset Allocation Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Other
		Length of	Principal Occupation	Directorships
Name, Address, and YOB	Position	Time Served	During the Past 5 Years	Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Director
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 2000	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Asset Allocation Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 2000	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 2000	Senior Financial Advisor, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004-2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Asset Allocation Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2011 - $10,010

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2011 -$6,395

(d)	All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2011 -$2,400

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

	(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 8, 2011